Dreyfus Premier Aggressive

      Growth Fund


      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Aggressive Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Aggressive Growth Fund, covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide
price    fluctuations    for    U.S.    stocks.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the six-month period ended March 31, 2002, the fund's Class A shares produced a 19.14% total return, Class B shares produced an 18.65% total return, Class C shares produced an 18.66% total return, Class R shares produced an 18.05% total return and Class T shares produced an 18.46% total return.(1) The fund' s benchmark, the Standard & Poor' s 500 Composite Stock Price Index, achieved a total return of 10.99% for the reporting period.(2) Since the fund currently focuses on midcap growth stocks, we believe that the Russell Midcap Growth Index is an appropriate measure of the fund's performance for comparison purposes. It produced a total return of 24.82% for the same period.(3) In addition, the fund' s peer group, the Lipper Mid-Cap Growth Funds Category, produced an average total return of 17.48% for the reporting period.(4)

We are pleased that the fund's returns outperformed both its benchmark and the average return produced by the fund' s peer group. We attribute the fund's performance to strength among its holdings in the consumer discretionary, information technology and industrials groups. These three areas comprised 54% of the fund' s assets, but they accounted for 86% of its returns. The fund's underweighting in technology and energy relative to the Russell Midcap Growth Index contributed to the fund's underperformance relative to that index.

What is the fund's investment approach?

The fund seeks capital growth by investing in the stocks of growth companies of any size. Currently, the fund is focusing primarily on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates. With respect to growth prospects, we are looking for companies that have The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

potential revenue and earnings growth levels that are stronger than those of the overall market. That strength can stem from participation in a rapidly growing industry, a superior industry position and/or innovative products or services. The fund' s investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices more volatile
and   their   securities   less   liquid   than   those  of  larger  companies.

What other factors influenced the fund's performance?

Prior to the beginning of the reporting period, midcap growth stocks had fallen sharply in the wake of the September 11 domestic terrorist attacks and bottomed out shortly thereafter. The market had declined amid widespread investor skepticism in a faltering economy. Just before the beginning of the reporting period, the market began to rebound as investors responded favorably to depressed stock prices. Later, investor confidence was boosted by early evidence of a potential recovery and the absence of subsequent domestic terrorist attacks. Business and vacation travel began to resume, consumers kept spending and corporate purchasing managers grew more optimistic.

In this improved market environment, the fund benefited from our research-intensive stock selection strategy. For example, because we uncovered many compelling opportunities among industrial companies, the fund was overweighted in this sector relative to the Russell Midcap Growth Index. The fund' s performance benefited due to its weighting and stock selection when the industrials sector rose sharply in anticipation of a healthier business environment. The fund also gained from its holdings in the consumer discretionary sector, including apparel retailers, consumer electronics
retailers    and    restaurants.

Conversely, our research produced few attractive opportunities among telecommunications companies, so we avoided the brunt of the sector's decline. Our stock-picking strategy enabled us to steer clear of the biggest losses in the sector, and as a result the fund' s telecommunications holdings lost approximately 1.1%.

During   the  reporting  period,  the  fund  received  relatively  disappointing performance from the technology and energy areas. Based on our research results,
the    fund    held    a    smaller    percentage    of    these   stocks   tha

the Russell Midcap Growth Index, and it did not fully participate in their gains. The fund's cash positions also detracted from performance during a period in which stocks generally fared very well.

What is the fund's current strategy?

We continue to believe that an economic recovery is underway. However, the strength and sustainability of the recovery remains uncertain. Although technology companies may benefit in this environment, we are concerned about high valuations and persistent weakness among certain customer groups. Our company-by-company stock selection strategy has found relatively fewer investment opportunities among information technology stocks. In addition, we have recently reduced the fund' s emphasis on health care companies, which results in a more neutral position relative to the Russell Midcap Growth Index. Instead, we have identified more compelling opportunities in industrials and consumer discretionary stocks, where we have continued to find fundamentally strong companies selling at attractive prices.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(4)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.1%                                                                             Shares                 Value ($)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.7%

General Dynamics                                                                                  6,025                  566,049

AIR FREIGHT & COURIERS--.5%

Expeditors International of Washington                                                            6,400                  390,400

AIRLINES--.4%

Southwest Airlines                                                                               16,600                  321,210

BIOTECHNOLOGY--6.2%

Celgene                                                                                          19,875  (a)             491,906

Cephalon                                                                                          9,250  (a)             582,750

Genzyme-General Division                                                                         10,750  (a)             469,452

Gilead Sciences                                                                                  17,300  (a)             622,627

ICOS                                                                                             11,750  (a)             540,382

IDEC Pharmaceuticals                                                                              8,350  (a)             536,905

MedImmune                                                                                        28,775  (a)           1,131,721

Myriad Genetics                                                                                  13,750  (a)             460,763

                                                                                                                       4,836,506

COMMERCIAL SERVICES--2.9%

ARAMARK, Cl. B                                                                                   20,500  (a)             541,200

Apollo Group, Cl. A                                                                              20,050  (a)           1,073,678

Cintas                                                                                           12,725                  634,468

                                                                                                                       2,249,346

COMPUTERS--1.0%

QLogic                                                                                           16,075  (a)             796,034

Riverstone Networks                                                                                   1  (a)                   6

                                                                                                                         796,040

CONSUMER FINANCE--1.5%

AmeriCredit                                                                                      31,550  (a)           1,198,584

DATA PROCESSING SERVICES--8.0%

Affiliated Computer Services, Cl. A                                                              35,150  (a)           1,972,969

BISYS Group                                                                                      36,900  (a)           1,300,725

Fiserv                                                                                           30,937  (a)           1,422,793

Investors Financial Services                                                                      6,700                  509,535

SunGard Data Systems                                                                             30,425  (a)           1,003,112

                                                                                                                       6,209,134

DISTRIBUTORS--.5%

SonicWALL                                                                                        29,800  (a)             388,592


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--4.5%

Arrow Electronics                                                                                22,550  (a)             630,723

Celestica                                                                                        25,700  (a)             931,882

Molex, Cl. A                                                                                     21,425                  655,391

PerkinElmer                                                                                      30,200                  558,700

Symbol Technologies                                                                              31,725                  356,589

Tech Data                                                                                         8,800  (a)             403,832

                                                                                                                       3,537,117

FINANCIAL SERVICES--4.8%

Ambac Financial Group                                                                            35,450                2,094,031

Federated Investors, Cl. B                                                                       50,100                1,620,735

                                                                                                                       3,714,766

HEALTH CARE--10.5%

Anthem                                                                                           13,500                  777,195

Cytyc                                                                                            59,925  (a)           1,613,181

DENTSPLY International                                                                           35,587                1,318,854

Express Scripts                                                                                  10,950  (a)             630,610

Laboratory Corporation of America Holdings                                                        7,075  (a)             678,209

Patterson Dental                                                                                  7,750  (a)             338,908

Quest Diagnostics                                                                                10,950  (a)             907,208

Triad Hospitals                                                                                  11,225  (a)             385,916

WellPoint Health Networks                                                                        23,850  (a)           1,518,530

                                                                                                                       8,168,611

HOTELS--2.5%

Hotel Reservations Network, Cl. A                                                                   850  (a)              50,090

Marriott International, Cl. A                                                                    17,775                  798,986

Starwood Hotels & Resorts Worldwide                                                              28,350                1,066,244

                                                                                                                       1,915,320

HOUSEHOLD APPLIANCES--.5%

Whirlpool                                                                                         5,000                  377,750

INDUSTRIAL--7.4%

Danaher                                                                                          20,200                1,434,604

ITT Industries                                                                                   24,125                1,520,840

Ingersoll-Rand, Cl. A                                                                            14,050                  702,781

SPX                                                                                              15,225  (a)           2,155,555

                                                                                                                       5,813,780

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.1%

Investment Technology Group                                                                       9,425  (a)             497,075

KPMG Consulting                                                                                  18,725  (a)             378,245

                                                                                                                         875,320

INSURANCE BROKERS--1.0%

Gallagher (Arthur J.) & Co.                                                                      24,650                  807,781

LEISURE--2.1%

Direct Focus                                                                                     10,700  (a)             407,135

Royal Caribbean Cruises                                                                          55,475                1,250,961

                                                                                                                       1,658,096

METAL & GLASS CONTAINERS--.6%

Crown Cork & Seal                                                                                55,025  (a)             492,474

MOTORCYCLE MANUFACTURERS--1.4%

Harley-Davidson                                                                                  19,650                1,083,305

MOVIES & ENTERTAINMENT--.9%

Macrovision                                                                                      25,450  (a)             678,242

OIL & GAS--2.1%

Apache                                                                                           14,667                  834,259

Nabors Industries                                                                                 8,325  (a)             351,731

Smith International                                                                               7,250  (a)             491,188

                                                                                                                       1,677,178

PHARMACEUTICALS--5.5%

Andrx Group                                                                                      17,425  (a)             661,104

Biovail                                                                                          18,325  (a)             915,884

Forest Laboratories                                                                              14,375  (a)           1,174,438

King Pharmaceuticals                                                                             11,800  (a)             413,118

SICOR                                                                                            34,952  (a)             596,980

Teva Pharmaceutical Industries, ADR                                                               9,400                  513,898

                                                                                                                       4,275,422

RESTAURANTS--2.1%

Brinker International                                                                            27,250  (a)             883,173

Darden Restaurants                                                                               17,875                  725,546

                                                                                                                       1,608,719

RETAIL--8.0%

Abercrombie & Fitch, Cl. A                                                                       29,500  (a)             908,600

Best Buy                                                                                         16,500  (a)           1,306,800

CDW Computer Centers                                                                             14,925  (a)             751,324

eBay                                                                                              7,000  (a)             396,480


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

RETAIL (CONTINUED)

Ross Stores                                                                                      31,400                1,187,862

TJX Cos.                                                                                         32,775                1,311,328

Talbots                                                                                          11,125                  393,825

                                                                                                                       6,256,219

SEMICONDUCTORS & EQUIPMENT--3.2%

KLA-Tencor                                                                                        9,525  (a)             633,413

Micrel                                                                                           19,075  (a)             481,071

Microchip Technology                                                                             22,100  (a)             924,443

Novellus Systems                                                                                  8,925  (a)             483,110

                                                                                                                       2,522,037

SOFTWARE--5.7%

Cadence Design Systems                                                                           24,350  (a)             550,553

Check Point Software Technologies                                                                33,050  (a)           1,004,720

Henry (Jack) & Associates                                                                        17,675                  392,032

Synopsys                                                                                         17,550  (a)             968,058

THQ                                                                                              19,625  (a)             963,588

VERITAS Software                                                                                 13,800  (a)             604,854

                                                                                                                       4,483,805

SPECIALTY STORES--2.6%

Bed Bath & Beyond                                                                                35,875  (a)           1,210,781

Foot Locker                                                                                      50,500  (a)             817,090

                                                                                                                       2,027,871

TELECOMMUNICATIONS EQUIPMENT--1.3%

DMC Stratex Networks                                                                             55,525  (a)             302,056

Polycom                                                                                          27,575  (a)             678,345

                                                                                                                         980,401

TRADING COMPANIES & DISTRIBUTORS--2.6%

Fastenal                                                                                         14,550                1,095,906

Grainger (W.W.)                                                                                  16,900                  950,287

                                                                                                                       2,046,193

TRUCKING--1.0%

Hunt (J.B.) Transport Services                                                                   17,325  (a)             492,550

Swift Transportation                                                                             13,475  (a)             295,372

                                                                                                                         787,922

TOTAL COMMON STOCKS

   (cost $70,699,374)                                                                                                 72,744,190

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                     Principal

SHORT-TERM INVESTMENTS--6.2%                                                                        Amount ($)         Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Mortgage Corp.,

  1.70%, 4/1/2002

   (cost $4,830,000)                                                                          4,830,000                4,830,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $75,529,374)                                                              99.3%               77,574,190

CASH AND RECEIVABLES (NET)                                                                          .7%                  508,497

NET ASSETS                                                                                       100.0%               78,082,687

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
----------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  75,529,374  77,574,190

Cash                                                                    775,684

Receivable for investment securities sold                               587,839

Dividends receivable                                                     15,543

Receivable for shares of Common Stock subscribed                          5,853

Prepaid expenses                                                         29,299

                                                                     78,988,408
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            99,732

Payable for investment securities purchased                             711,890

Payable for shares of Common Stock redeemed                              32,181

Accrued expenses                                                         61,918

                                                                        905,721
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       78,082,687
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     178,539,177

Accumulated investment (loss)                                         (434,834)

Accumulated net realized gain (loss) on investments               (102,066,472)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      2,044,816
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       78,082,687

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       76,778,484              995,969              269,728               14,960               23,546

Shares Outstanding                   10,634,437              145,062               38,931                2,098                3,396
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           7.22                 6.87                 6.93                 7.13                 6.93

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $789 foreign taxes withheld at source)           79,751

Interest                                                                38,509

TOTAL INCOME                                                           118,260

EXPENSES:

Management fee--Note 3(a)                                              285,084

Shareholder servicing costs--Note 3(c)                                 206,927

Professional fees                                                       27,075

Registration fees                                                       23,980

Prospectus and shareholders' reports                                    20,819

Custodian fees--Note 3(c)                                                9,868

Distribution fees--Note 3(b)                                             4,876

Directors' fees and expenses--Note 3(d)                                  3,675

Interest expense--Note 2                                                    33

Miscellaneous                                                              804

TOTAL EXPENSES                                                         583,141

Less-reduction in management fee due to
  the Agreement--Note 3(a)                                             (30,047)

NET EXPENSES                                                           553,094

INVESTMENT (LOSS)                                                     (434,834)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (6,268,083)

Net unrealized appreciation (depreciation) on investments           19,529,090

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              13,261,007

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,826,173

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2002          Year Ended

                                              (Unaudited)  September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (434,834)            (760,113)

Net realized gain (loss) on investments       (6,268,083)         (46,239,405)

Net unrealized appreciation (depreciation)
   on investments                             19,529,090          (21,236,738)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 12,826,173           (68,236,256)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 18,212,241          9,921,296

Class B shares                                    158,799            898,954

Class C shares                                     83,432            360,255

Class R shares                                      1,307             52,130

Class T shares                                      5,029             16,356

Cost of shares redeemed:

Class A shares                               (20,858,968)         (18,841,410)

Class B shares                                  (240,819)            (738,329)

Class C shares                                  (154,785)            (563,536)

Class R shares                                      (257)             (45,365)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (2,794,021)          (8,939,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS       10,032,152          (77,175,905)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            68,050,535          145,226,440

END OF PERIOD                                  78,082,687           68,050,535

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           March 31, 2002          Year Ended

                                              (Unaudited)  September 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,603,177           1,038,221

Shares redeemed                               (2,997,233)          (2,074,180)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (394,056)          (1,035,959)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        23,678             103,511

Shares redeemed                                  (36,084)             (89,993)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (12,406)               13,518
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        12,111              42,715

Shares redeemed                                  (23,256)             (62,820)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (11,145)             (20,105)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           185               5,103

Shares redeemed                                      (36)              (5,149)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         149                 (46)
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                           821                2,489

(A) DURING THE PERIOD ENDED MARCH 31, 2002, 2,610 CLASS B SHARES REPRESENTING $17,591 WERE AUTOMATICALLY CONVERTED TO 2,482 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 2,669 CLASS B SHARES REPRESENTING $29,576 WERE AUTOMATICALLY CONVERTED TO 2,567 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                            March 31, 2002                                Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.06         11.83          8.94          7.16          15.94         14.81

Investment Operations:

Investment (loss)--net                            (.04)(a)       (.06)(a)      (.10)(a)       (.08)(a)      (.12)(a)         (.33)

Net realized and unrealized
   gain (loss) on investments                         1.20         (5.71)         2.99          1.86          (8.66)         1.46

Total from Investment Operations                      1.16         (5.77)         2.89          1.78          (8.78)         1.13

Net asset value, end of period                        7.22          6.06         11.83          8.94           7.16         15.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               19.14(c)        (48.77)        32.33         24.86         (55.08)         7.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .72(c)          1.40          1.31          1.41           1.24          1.20

Ratio of interest expense
   to average net assets                          .00(c,d)            --         .00(d)        .00(d)           .19           .47

Ratio of net investment
   income (loss) to
   average net assets                             (.56)(c)         (.74)         (.81)          (.90)         (1.04)         1.44

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                          .04(c)            --            --            --             --            --

Portfolio Turnover Rate                           97.06(c)        228.39        217.69         165.12        106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      76,778        66,820       142,756        134,027       120,782       405,599

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            March 31, 2002                                 Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                5.79         11.39          8.67          7.01          15.74         14.73

Investment Operations:

Investment (loss)--net                             (.07)(a)      (.12)(a)      (.19)(a)       (.15)(a)      (.22)(a)         (.22)

Net realized and unrealized
   gain (loss) on investments                         1.15         (5.48)         2.91          1.81           (8.51)        1.23

Total from Investment Operations                      1.08         (5.60)         2.72          1.66           (8.73)        1.01

Net asset value, end of period                        6.87          5.79         11.39          8.67            7.01        15.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               18.65(c)       (48.99)         30.91         23.68          (55.46)        6.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.18(c)          2.13          2.10          2.31           2.09          1.95

Ratio of interest expense
   to average net assets                          .00(c,d)            --         .00(d)        .00(d)           .19           .43

Ratio of net investment (loss)
   to average net assets                         (1.02)(c)        (1.47)        (1.60)         (1.81)        (1.89)        (2.22)

Portfolio Turnover Rate                           97.06(c)        228.39        217.69        165.12        106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         996           911         1,640           166             94           276

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            March 31, 2002                                Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                5.84         11.48          8.75          7.06          15.76         14.83

Investment Operations:

Investment (loss)--net                            (.07)(a)      (.11)(a)      (.20)(a)       (.15)(a)      (.18)(a)      (.37)(a)

Net realized and unrealized
   gain (loss) on investments                         1.16         (5.53)         2.93          1.84          (8.52)         1.30

Total from Investment Operations                      1.09         (5.64)         2.73          1.69          (8.70)          .93

Net asset value, end of period                        6.93          5.84         11.48          8.75           7.06         15.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               18.66(c)       (49.13)         31.20         23.94         (55.20)         6.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.14(c)          2.08          2.05          2.25           2.39          1.99

Ratio of interest expense
   to average net assets                          .00(c,d)            --        .00(d)         .00(d)           .07           .53

Ratio of net investment (loss)
   to average net assets                          (.99)(c)        (1.40)        (1.57)         (1.70)        (1.90)        (2.37)

Portfolio Turnover Rate                           97.06(c)        228.39        217.69         165.12        106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         270          292           806             79             20             2

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            March 31, 2002                                 Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.04         11.80          8.93          7.16          16.02         14.84

Investment Operations:

Investment (loss)--net                            (.10)(a)      (.06)(a)      (.11)(a)       (.10)(a)      (.15)(a)         (.10)

Net realized and unrealized
   gain (loss) on investments                         1.19         (5.70)         2.98          1.87          (8.71)         1.28

Total from Investment Operations                      1.09         (5.76)         2.87          1.77          (8.86)         1.18

Net asset value, end of period                        7.13          6.04         11.80          8.93           7.16         16.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  18.05(b)       (48.81)         32.14         24.72         (55.31)         7.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.58(b)          1.29          1.38          1.70           1.57           .76

Ratio of interest expense
   to average net assets                          .00(b,c)            --         .00(c)        .00(c)           .16           .30

Ratio of net investment (loss)
   to average net assets                         (1.43)(b)         (.58)         (.89)         (1.16)        (1.30)         (.90)

Portfolio Turnover Rate                           97.06(b)        228.39        217.69        165.12        106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          15           12            24            21              9            15

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                           Six Months Ended
                                                                             March 31, 2002              Year  Ended  September 30,
                                                                                                         ----------------------

CLASS T SHARES                                                                    (Unaudited)             2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     5.85            11.68            11.65

Investment Operations:

Investment (loss)--net(b)                                                               (.08)             (.12)            (.23)

Net realized and unrealized gain (loss)
   on investments                                                                        1.16            (5.71)             .26

Total from Investment Operations                                                         1.08            (5.83)             .03

Net asset value, end of period                                                           6.93             5.85            11.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  18.46(d)           (49.92)           .26(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               1.40(d)              2.62          2.17(d)

Ratio of net investment (loss)
   to average net assets                                                            (1.24)(d)             (2.13)        (1.85)(d)

Portfolio Turnover Rate                                                              97.06(d)            228.39          217.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                      24                15             1


(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where
applicable,    amortization    of    discount    and    pre    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $186 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $52,619,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $49,476,000 of the carryover expires in fiscal 2007 and $3,143,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding during the period ended March 31, 2002, was approximately $3,000 with a related weighted average annualized interest rate of 2.22%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed an annual rate of 11_2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The reduction in management fee, pursuant to the Agreement, amounted to $30,047 during the period ended March 31, 2002.

The Distributor retained $3,719 during the period ended March 31, 2002 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2002, Class B, Class C and Class T shares were charged $3,709, $1,139 and $28, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services
provided    may    include    personal    services    relating     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2002, Class A, Class B, Class C and Class T shares were charged $93,367, $1,236, $380 and $28, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $99,211 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $9,868 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members receive 50% of the annual retainer fee and per meeting fee paid at the time the
Board    member    achieves    emeritus    status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $71,173,960 and $68,877,482, respectively.

At  March  31,  2002, accumulated net unrealized appreciation on investments was
$2,044,816,   consisting   of   $7,623,333  gross  unrealized  appreciation  and
$5,578,517 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  009SA0302

      Dreyfus Premier Growth and

      Income Fund


      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                         Growth and Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Growth and Income Fund, covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide
price    fluctuations    for    U.S.    stocks.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the six-month period ended March 31, 2002, the fund produced a total return of 12.76% for Class A shares, 12.40% for Class B shares, 12.36% for Class C shares, 12.74% for Class R shares and 12.82% for Class T shares.(1) This compares with the return provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of 10.99% for the same period.(2 )

We attribute the fund's performance to a generally positive environment for some of the value-oriented stocks in which the fund invests, particularly during the first half of the reporting period. A combination of strong individual stock selections and effective allocation of assets among various industry groups
enabled   the   fund   to   perform   more   strongly   than   its   benchmark.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.

The fund invests primarily in what we believe are low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio with a weighted average price-to-earnings ("P/E") ratio less than that of the S&P 500 Index and a long-term projected earnings growth rate greater than that of the S&P 500 Index.

We examine each company' s fundamentals together with economic and industry trends. We then gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. Typically, we look for companies
with    strong    positions    in    their     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

industries   that   we   believe   offer  potential  for  advantageous  business
developments or the prospect for other changes that we believe the market is likely to view favorably.

What other factors influenced the fund's performance?

Stocks responded positively to early signs that the U.S. economy was emerging from recession in October and November 2001. Prospects for recovery attracted money to the market, driving up the prices of many stocks. The fund benefited from this trend, particularly in the consumer staples and technology areas. Among consumer staples, the fund invested in several broadcasting stocks, such as USA Networks and Clear Channel Communications, that rebounded vigorously from their 2001 lows when advertising revenues began to stabilize. In technology, the fund' s performance benefited from the allocation of a relatively large percentage of assets to semiconductor equipment providers such as KLA Tencor, and chipmakers such as Micron Technology and Intel. These stocks rose in response to signs of renewed activity in the computer industry. The fund also enhanced returns by avoiding the majority of communications services stocks, which were hurt by continuing problems of overcapacity and pricing pressure.

In mid-December 2001, the market rally stalled in the face of the accounting problems at a small number of other prominent companies. Tyco International, one of the fund' s larger holdings, fell sharply under pressure from liquidity and accounting concerns in the wake of the Enron collapse. The fund's performance also suffered because of company-specific issues affecting a few financial industry holdings, including insurers such as American International Group, and
savings    and    loans    such    as    Washington    Mutual.

Stock prices remained flat during the first few months of 2002, due primarily to continuing concerns related to corporate accounting practices and unease regarding the potential impact of the Middle East conflict on oil prices. Some of the fund' s holdings that had climbed in late 2001 lost ground in this climate. Nevertheless, the fund successfully retained most of the gains it
achieved    earlier    in    the    reporting    period.


What is the fund's current strategy?

In early 2002, economic indicators showed clear signs that the U.S. economy was indeed emerging from recession. Accordingly, as of the end of the recent reporting period we have focused on areas that we believe are likely to benefit from a gradual return to economic growth. Specifically, we have emphasized value-oriented technology stocks, many of which are trading at prices we found attractive. We have also added to the fund's financial holdings, focusing on companies we believe are less likely to be affected by interest-rate changes and more likely to benefit from increasing capital markets activity. As of the end of the reporting period, we held relatively small positions in the communications services, basic materials and capital goods areas, which we believe are less likely to rise during the early stages of a broad economic recovery.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

COMMON STOCKS--98.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.9%

CDW Computer Centers                                                                              3,900  (a)             196,326

Lamar Advertising                                                                                 6,600  (a)             268,092

McGraw-Hill Cos.                                                                                 12,800                  873,600

                                                                                                                       1,338,018

CONSUMER DURABLES--.8%

Ford Motor                                                                                       11,000                  181,390

Goodyear Tire & Rubber                                                                           14,000                  357,980

                                                                                                                         539,370

CONSUMER NON-DURABLES--5.8%

Coca-Cola                                                                                         8,000                  418,080

Kimberly-Clark                                                                                    4,000                  258,600

Kraft Foods, Cl. A                                                                               30,500                1,178,825

Philip Morris Cos.                                                                               13,000                  684,710

Procter & Gamble                                                                                  8,300                  747,747

UST                                                                                              16,800                  654,024

                                                                                                                       3,941,986

CONSUMER SERVICES--4.8%

Carnival                                                                                         22,000                  718,300

Clear Channel Communications                                                                      9,640  (a)             495,592

EchoStar Communications, Cl. A                                                                   12,500  (a)             354,000

USA Networks                                                                                     22,000  (a)             698,940

Viacom, Cl. B                                                                                    21,170  (a)           1,023,993

                                                                                                                       3,290,825

ELECTRONIC TECHNOLOGY--16.0%

Altera                                                                                           11,000  (a)             240,570

Amkor Technology                                                                                 21,700  (a)             484,127

Analog Devices                                                                                    6,900  (a)             310,776

Applied Materials                                                                                 7,000  (a)             379,890

Compaq Computer                                                                                  35,800                  374,110

Dell Computer                                                                                    18,800  (a)             490,868

Gateway                                                                                          21,200  (a)             133,984

General Dynamics                                                                                  4,500                  422,775

Intel                                                                                            47,800                1,453,598

International Business Machines                                                                  15,900                1,653,600

Jabil Circuit                                                                                    15,700  (a)             369,421

KLA-Tencor                                                                                        8,000  (a)             532,000

LSI Logic                                                                                        25,500  (a)             433,500


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lam Research                                                                                     13,800  (a)             404,616

Micron Technology                                                                                19,000  (a)             625,100

Motorola                                                                                         25,000                  355,000

National Semiconductor                                                                           11,400  (a)             384,066

Novellus Systems                                                                                  9,000  (a)             487,170

Raytheon                                                                                          6,800                  279,140

Teradyne                                                                                         13,000  (a)             512,590

Texas Instruments                                                                                11,900                  393,890

United Technologies                                                                               3,000                  222,600

                                                                                                                      10,943,391

ENERGY MINERALS--7.3%

Anadarko Petroleum                                                                               18,900                1,066,716

ChevronTexaco                                                                                     3,775                  340,769

Conoco                                                                                           13,000                  379,340

Exxon Mobil                                                                                      44,900                1,967,967

Ocean Energy                                                                                     30,800                  609,532

XTO Energy                                                                                       31,500                  631,575

                                                                                                                       4,995,899

FINANCE--19.0%

Allstate                                                                                         23,900                  902,703

American Express                                                                                 10,900                  446,464

American International Group                                                                     23,150                1,670,041

Bank of America                                                                                  10,100                  687,002

Bank of New York                                                                                 13,000                  546,260

Citigroup                                                                                        48,166                2,385,180

Federal Home Loan Mortgage                                                                       11,300                  716,081

Federal National Mortgage Association                                                             8,700                  694,956

Fleet Boston Financial                                                                           16,028                  560,980

Goldman Sachs Group                                                                               4,100                  370,025

Household International                                                                          10,300                  585,040

J.P. Morgan Chase & Co.                                                                          17,200                  613,180

MBNA                                                                                              9,000                  347,130

Marsh & McLennan Cos.                                                                             3,000                  338,220

Mercury General                                                                                   5,000                  232,500

Morgan Stanley Dean Witter & Co.                                                                 13,400                  767,954

Wells Fargo                                                                                      22,800                1,126,320

                                                                                                                      12,990,036

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

HEALTH SERVICES--3.3%

Express Scripts                                                                                   5,000  (a)             287,950

HCA                                                                                              16,100                  709,688

Healthsouth                                                                                      27,600  (a)             396,060

Quest Diagnostics                                                                                 1,400  (a)             115,990

WellPoint Health Networks                                                                        12,000  (a)             764,040

                                                                                                                       2,273,728

HEALTH TECHNOLOGY--9.6%

Abbott Laboratories                                                                              11,000                  578,600

Amgen                                                                                             6,000  (a)             358,080

Bard (C.R.)                                                                                       4,000                  236,200

Baxter International                                                                              6,000                  357,120

Bristol-Myers Squibb                                                                              8,900                  360,361

Johnson & Johnson                                                                                19,900                1,292,505

Merck & Co.                                                                                       5,300                  305,174

Pfizer                                                                                           41,050                1,631,327

Pharmacia                                                                                         8,000                  360,640

Teva Pharmaceutical Industries, ADR                                                               4,000                  218,680

Wyeth                                                                                            10,700                  702,455

Zimmer Holdings                                                                                   4,900  (a)             166,845

                                                                                                                       6,567,987

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            10,000                  377,400

PROCESS INDUSTRIES--1.2%

Dow Chemical                                                                                      9,000                  294,480

International Paper                                                                              11,800                  507,518

                                                                                                                         801,998

PRODUCER MANUFACTURING--5.6%

Emerson Electric                                                                                  3,000                  172,170

General Electric                                                                                 64,800                2,426,760

Masco                                                                                            16,000                  439,200

Tyco International                                                                               24,200                  782,144

                                                                                                                       3,820,274

RETAIL TRADE--5.4%

Lowe's Cos.                                                                                      13,200                  574,068

May Department Stores                                                                            10,950                  381,608

Safeway                                                                                           8,000  (a)             360,160


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

Staples                                                                                          11,000  (a)             219,670

TJX Cos.                                                                                         18,300                  732,183

Target                                                                                           25,000                1,078,000

Tiffany & Co.                                                                                    10,000                  355,500

                                                                                                                       3,701,189

TECHNOLOGY SERVICES--9.8%

AOL Time Warner                                                                                  28,250  (a)             668,113

Accenture, Cl. A                                                                                 12,300  (a)             328,410

Adobe Systems                                                                                     8,400                  338,436

Anthem                                                                                            2,300  (a)             132,411

Charter Communications, Cl. A                                                                    22,600  (a)             255,154

Check Point Software Technologies                                                                11,800  (a)             358,720

Computer Sciences                                                                                12,500  (a)             634,375

Electronic Data Systems                                                                          11,600                  672,684

Microsoft                                                                                        36,700  (a)           2,213,377

Oracle                                                                                           41,000  (a)             524,800

SunGard Data Systems                                                                             17,700  (a)             583,569

                                                                                                                       6,710,049

TRANSPORTATION--.9%

Norfolk Southern                                                                                 21,400                  512,316

Southwest Airlines                                                                                7,000                  135,450

                                                                                                                         647,766

UTILITIES--6.6%

AT&T                                                                                             22,700                  356,390

Allegheny Energy                                                                                  8,900                  368,015

BellSouth                                                                                         7,900                  291,194

Duke Energy                                                                                      27,900                1,054,620

El Paso                                                                                           7,000                  308,210

Exelon                                                                                            5,000                  264,850

Liberty Media, Cl. A                                                                             34,000  (a)             429,760

SBC Communications                                                                               18,000                  673,920

TXU                                                                                               6,900                  376,119

Verizon Communications                                                                            8,300                  378,895

                                                                                                                       4,501,973

TOTAL COMMON STOCKS

   (cost $59,921,129)                                                                                                 67,441,889

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal

SHORT-TERM INVESTMENTS--1.4%                                                                    Amount ($)              Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.71%, 4/4/2002                                                                              428,000                  427,985

   1.72%, 4/18/2002                                                                             105,000                  104,915

   1.72%, 5/2/2002                                                                              269,000                  268,613

   1.72%, 5/9/2002                                                                              179,000                  178,696

TOTAL SHORT-TERM INVESTMENTS

   (cost $980,130)                                                                                                       980,209
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $60,901,259)                                                              99.9%               68,422,098

CASH AND RECEIVABLES (NET)                                                                          .1%                   23,482

NET ASSETS                                                                                       100.0%               68,445,580

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  60,901,259  68,422,098

Cash                                                                    111,909

Receivable for investment securities sold                               141,006

Dividends receivable                                                     54,973

Receivable for shares of Common Stock subscribed                          8,330

Prepaid expenses                                                         32,749

                                                                     68,771,065
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,725

Payable for shares of Common Stock redeemed                             154,031

Payable for investment securities purchased                              27,695

Accrued expenses                                                         43,034

                                                                        325,485
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,445,580
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      62,902,953

Accumulated investment (loss)                                         (227,981)

Accumulated net realized gain (loss) on investments                 (1,750,231)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      7,520,839
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,445,580

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       24,648,281            39,617,628            4,107,796               51,730               20,145

Shares Outstanding                    1,367,099             2,287,117              236,595                2,838             1,133.36
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          18.03                17.32                17.36                18.23                17.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         412,724

Interest                                                                14,054

TOTAL INCOME                                                           426,778

EXPENSES:

Management fee--Note 3(a)                                              254,375

Distribution fees--Note 3(b)                                           166,373

Shareholder servicing costs--Note 3(c)                                 162,551

Registration fees                                                       28,177

Professional fees                                                       18,579

Prospectus and shareholders' reports                                    13,091

Custodian fees--Note 3(c)                                                4,469

Directors' fees and expenses--Note 3(d)                                  3,443

Dividends on securities sold short                                       1,820

Loan commitment fees--Note 2                                               646

Miscellaneous                                                            1,235

TOTAL EXPENSES                                                         654,759

INVESTMENT (LOSS)                                                     (227,981)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (1,490,887)

  Short sale transactions                                               18,225

Net realized gain (loss) on financial futures                           25,589

NET REALIZED GAIN (LOSS)                                            (1,447,073)

Net unrealized appreciation (depreciation) on investments
  [including ($3,725) net unrealized depreciation on financial
futures]                                                             9,457,143

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,010,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,782,089

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2002           Year Ended

                                              (Unaudited)   September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (227,981)            (439,825)

Net realized gain (loss) on investments       (1,447,073)            1,597,911

Net unrealized appreciation (depreciation)
   on investments                              9,457,143           (17,713,224)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   7,782,089           (16,555,138)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (508,425)          (1,648,044)

Class B shares                                  (935,444)          (2,936,741)

Class C shares                                   (87,159)            (215,917)

Class R shares                                    (1,016)              (2,848)

Class T shares                                      (414)                (376)

TOTAL DIVIDENDS                               (1,532,458)          (4,803,926)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  4,042,343           3,253,378

Class B shares                                  2,777,191           4,586,326

Class C shares                                    680,150           1,976,880

Class R shares                                      3,466               1,628

Class T shares                                      1,549              20,288

Dividends reinvested:

Class A shares                                    448,129           1,492,224

Class B shares                                    813,617           2,553,171

Class C shares                                     56,111             165,274

Class R shares                                      1,016               2,848

Class T shares                                        414                 376

Cost of shares redeemed:

Class A shares                                (3,822,708)          (5,381,273)

Class B shares                                (5,443,796)          (8,896,198)

Class C shares                                  (676,219)          (1,153,272)

Class R shares                                       (15)                   --

Class T shares                                    (2,239)              (1,030)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (1,120,991)          (1,379,380)

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,128,640          (22,738,444)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            63,316,940           86,055,384

END OF PERIOD                                  68,445,580           63,316,940

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           March 31, 2002          Year Ended

                                              (Unaudited)  September 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                       227,775             163,890

Shares issued for dividends reinvested             25,190              75,365

Shares redeemed                                 (215,887)            (276,486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,078             (37,231)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       162,188             241,135

Shares issued for dividends reinvested             47,497             132,835

Shares redeemed                                 (321,824)            (477,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (112,139)            (103,540)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        39,938             104,527

Shares issued for dividends reinvested              3,268               8,581

Shares redeemed                                  (39,676)             (63,575)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,530               49,533
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           195                  78

Shares issued for dividends reinvested                 57                 142

Shares redeemed                                       (1)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         251                  220
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            66                1,028

Shares issued for dividends reinvested                 23                   19

Shares redeemed                                        --                  (50)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          89                  997

(A) DURING THE PERIOD ENDED MARCH 31, 2002, 212,389 CLASS B SHARES REPRESENTING $3,631,419 WERE AUTOMATICALLY CONVERTED TO 204,133 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 34,521 CLASS B SHARES REPRESENTING $654,505 WERE AUTOMATICALLY CONVERTED TO 33,431 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                            March 31, 2002                              Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.34         21.59         21.04         17.39          20.94         18.45

Investment Operations:

Investment income (loss)--net                     (.02)(a)      (.01)(a)      (.04)(a)         .06(a)           .10           .24

Net realized and unrealized
   gain (loss) on investments                         2.10        (4.05)          2.42          3.63          (1.44)         3.39

Total from Investment Operations                      2.08        (4.06)          2.38          3.69          (1.34)         3.63

Distributions:

Dividends from investment
   income--net                                          --           --            --         (.00)(b)         (.05)         (.25)

Dividends from net realized
   gain on investments                               (.39)        (1.19)        (1.83)          (.04)        (2.16)         (.89)

Total Distributions                                  (.39)        (1.19)        (1.83)          (.04)        (2.21)        (1.14)

Net asset value, end of period                       18.03        16.34         21.59          21.04         17.39         20.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                               12.76(d)       (19.76)        11.58          21.22         (7.00)        20.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                          (.71)(d)          1.27         1.33           1.31          1.25          1.24

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                          .00(d,e)           .01           --            --             --            --

Ratio of net investment income
   (loss) to average net assets                   (.09)(d)          (.07)        (.17)           .29           .47          1.27

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                            --               --        --               --           .01           .11

Portfolio Turnover Rate                           13.21(d)         46.13        51.17         102.85        133.00        265.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      24,648        21,735      29,520          31,482        31,824        42,309

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            March 31, 2002                                 Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.77         21.02         20.67         17.22          20.85         18.37

Investment Operations:

Investment income (loss)--net                     (.08)(a)      (.15)(a)      (.20)(a)       (.09)(a)         (.06)           .10

Net realized and unrealized
   gain (loss) on investments                         2.02        (3.91)          2.38          3.58         (1.41)          3.38

Total from Investment Operations                      1.94        (4.06)          2.18          3.49         (1.47)          3.48

Distributions:

Dividends from investment
   income--net                                          --          --              --            --             --         (.11)

Dividends from net realized gain
   on investments                                    (.39)        (1.19)        (1.83)          (.04)        (2.16)         (.89)

Total Distributions                                  (.39)        (1.19)        (1.83)          (.04)        (2.16)        (1.00)

Net asset value, end of period                       17.32        15.77         21.02          20.67         17.22         20.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               12.40(c)       (20.32)        10.77          20.26         (7.69)        20.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.09(c)          2.02         2.08           2.06           2.00          2.00

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                          .00(c,d)           .01           --            --             --            --

Ratio of net investment income
   (loss) to average net assets                   (.47)(c)          (.81)        (.92)          (.45)         (.28)           .50

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                              --            --           --            --            .01            .11

Portfolio Turnover Rate                           13.21(c)         46.13        51.17         102.85        133.00         265.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      39,618        37,839       52,617         56,833        59,144         69,330

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            March 31, 2002                                   Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.80         21.06         20.70         17.24          20.87         18.40

Investment Operations:

Investment income (loss)--net                     (.08)(a)      (.15)(a)      (.19)(a)       (.08)(a)         (.06)           .09

Net realized and unrealized
   gain (loss) on investments                         2.03        (3.92)          2.38          3.58         (1.41)          3.38

Total from Investment Operations                      1.95        (4.07)          2.19          3.50         (1.47)          3.47

Distributions:

Dividends from investment
   income--net                                          --           --            --            --             --           (.11)

Dividends from net realized gain
   on investments                                    (.39)        (1.19)        (1.83)          (.04)        (2.16)         (.89)

Total Distributions                                  (.39)        (1.19)        (1.83)          (.04)        (2.16)        (1.00)

Net asset value, end of period                       17.36        15.80         21.06          20.70         17.24         20.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                               12.36(c)       (20.32)        10.85          20.29         (7.63)        19.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.07(c)          1.98         2.04           2.04           1.96          2.00

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                          .00(c,d)           .01           --            --             --            --

Ratio of net investment income
   (loss) to average net assets                   (.44)(c)         (.78)         (.87)          (.43)         (.25)           .52

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                              --  --        --            --            .01           .11

Portfolio Turnover Rate                           13.21(c)         46.13        51.17          102.85        133.00        265.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,108         3,683        3,866           3,215         3,670         5,340

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Six Months Ended

                                             March 31, 2002                                Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.52         21.75         21.21         17.52          21.11         18.42

Investment Operations:

Investment income (loss)--net                     (.01)(a)        .04(a)      (.02)(a)         .09(a)           .07           .20

Net realized and unrealized
   gain (loss) on investments                         2.11        (4.08)          2.39          3.65         (1.40)          3.67

Total from Investment Operations                      2.10        (4.04)          2.37          3.74         (1.33)          3.87

Distributions:

Dividends from investment
   income--net                                          --           --             --          (.01)         (.10)         (.29)

Dividends from net realized gain
   on investments                                    (.39)        (1.19)        (1.83)          (.04)        (2.16)         (.89)

Total Distributions                                  (.39)        (1.19)        (1.83)          (.05)        (2.26)        (1.18)

Net asset value, end of period                       18.23        16.52         21.75          21.21         17.52         21.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  12.74(b)       (19.51)        11.42          21.34         (6.89)        22.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .70(b)         1.03          1.25           1.17          1.15           .99

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                          .00(b,c)          .01            --            --             --            --

Ratio of net investment income
   (loss) to average net assets                   (.07)(b)          .18         (.09)           .41            .57          1.50

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                            --             --          --             --             .01           .12

Portfolio Turnover Rate                           13.21(b)         46.13       51.17         102.85         133.00        265.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          52           43          51            302            265           259

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended

                                                                              March 31, 2002            Year  Ended  September
30,
                                                                                                         ----------------------

CLASS T SHARES                                                                    (Unaudited)            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    16.11           21.41            21.13

Investment Operations:

Investment (loss)--net                                                               (.09)(b)          (.09)(b)        (.18)(b)

Net realized and unrealized gain (loss)
   on investments                                                                        2.14           (4.02)             .46

Total from Investment Operations                                                         2.05           (4.11)             .28

Distributions:

Dividends from net realized gain on investments                                          (.39)          (1.19)              --

Net asset value, end of period                                                          17.77           16.11            21.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  12.82(d)           (20.21)         1.37(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                     1.05(d)              1.73         1.59(d)

Ratio of interest expense, loan committment fees
   and dividends on securities sold short
   to average net assets                                                             .00(d,e)               .01             --

Ratio of net investment (loss)
   to average net assets                                                             (.47)(d)             (.50)        (.79)(d)

Portfolio Turnover Rate                                                              13.21(d)             46.13         51.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                      20                17             1

(A) THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS  (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $3,906 during the period ended March 31, 2002 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2002, Class B, Class C and Class T shares were charged $151,437, $14,910 and $26, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2002, Class A, Class B, Class C and Class T shares were charged $29,257, $50,479, $4,970 and $26, respectively,
pursuant    to    the    Shareholder    Services    Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $37,541 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $4,469 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended March 31, 2002, the fund incurred total brokerage commissions of $31,198, of which $360 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended March 31, 2002:

                                          Purchases          Sales
--------------------------------------------------------------------------------

Long transactions                         8,698,735          10,752,827

Short sale transactions                     771,808             181,169

     TOTAL                                9,470,543          10,933,996

The  fund  is  engaged  in short-selling which obligates the fund to replace the
security    borrowed    by    purchasing    the    security    at    current

market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At March 31, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2002, there were no financial futures outstanding.

At  March  31, 2002, accumulated net unrealized depreciation on investments, was
$7,520,839,   consisting   of  $12,056,408  gross  unrealized  appreciation  and
$4,535,569 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  320SA0302

      Dreyfus Premier Emerging

      Markets Fund


      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide price
fluctuations    for    U.S.    and    international    stocks.

Indeed, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

April 15, 2002




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark

For the six-month period ended March 31, 2002, the fund's Class A shares produced a 38.48% total return, Class B shares returned 37.88%, Class C shares returned 38.00% , Class R shares returned 38.33% and Class T shares returned 37.99% .(1) This compares with the 41.06% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), the fund's benchmark, for the same period.(2)

We attribute the fund and market's strong performance to a general rebound among emerging market stocks during the reporting period. However, the fund's returns trailed that of the MSCI EMF Index for two reasons: the fund's limited exposure to technology stocks, which rallied particularly strongly, and the fund's holdings of South African banks at a time when the country's currency, the rand, depreciated.

What is the fund's investment approach?

The fund seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of assets or operations, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When  choosing  stocks,  we  begin  by  conducting  fundamental and quantitative research  that  focuses  on  individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and profitability as measured by its return on assets and
return    on    equity;    and     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

BUSINESS  MOMENTUM,  or the presence of a catalyst that potentially will trigger
an   increase   in   the   stock'  s   price  in  the  near  term  or  midterm.

What other factors influenced the fund's performance?

When the reporting period began, the emerging markets had just begun to show signs of improvement. Indeed, the U.S. stock market showed remarkable resiliency in the aftermath of the September 11 terrorist attacks, bouncing back quickly to regain most of its losses. The emerging markets, which tend to be highly
leveraged   to   global  economic  growth,  posted  similarly  strong  returns.

The most impressive gains of the reporting period came from technology stocks, especially during the fourth quarter of 2001 and again in March 2002. As a group, technology stocks had been driven down so sharply that they had nowhere to go but up. However, because of continued uncertainty about the sector's earnings prospects, the fund had only one-third of the MSCI EMF Index's exposure to technology stocks. This relatively light position hampered the fund's returns relative to the MSCI EMF Index.

Some of the fund' s strongest returns came from Asia, where several national markets performed well as investors anticipated renewed strength in their export businesses. In Korea, an improving local economy also drove gains in retail, bank and consumer stocks. The local economy also improved in Thailand, where
banks    and    construction    companies    posted    attractive    returns.

Once export businesses began to gain strength in local markets, so did consumer spending. For example, consumer-related stocks in China, India and Mexico posted very strong returns during the reporting period, and the fund's heavy emphasis
on    consumer    stocks    helped    fuel    its    overall    performance.

In Latin America, we were pleased that the destabilizing effects of the peso devaluation in Argentina did not spread to nearby countries, such as Brazil or Mexico. In our view, Brazil's currency was already weak at the beginning of the
reporting    period,    and    it    did    not    have    much    room

for further depreciation. Mexico' s currency is more closely tied to the U.S. dollar than to Latin American currencies and therefore improved slightly during
the    reporting    period.

What is the fund's current strategy?

We are encouraged that the emerging markets rebounded during the reporting period, especially after several years of lackluster returns. In our view, this improvement is, to a large extent, the result of greater demand for goods and services in local markets, which has made many developing nations less dependent
on   exports   to   the  United  States  and  other  industrialized  economies.

As of the end of the reporting period, we have found what we believe to be particularly attractive investment opportunities in India, where a better growing season for agricultural products has triggered a recent rise in consumer spending. In addition, South Africa's currency appears to have stabilized, which may help improve earnings and growth prospects for the fund's holdings of South African financial and consumer companies. Of course, we may look to change our strategy and the fund's composition as we deem appropriate as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--85.1%                                                                              Shares               Value ($)
--------------------------------------------------------------------------------

ARGENTINA--.4%

Banco Hipotecario                                                                                 2,700  (a)               2,709

Perez Companc, ADR                                                                                2,900                   23,548

Telecom Argentina Stet--France Telecom, ADR                                                       3,400                    9,724

                                                                                                                          35,981

BRAZIL--7.3%

Banco Itau, ADR                                                                                     900                   36,090

Companhia de Saneamento Basico do Estado de Sao Paulo                                             1,500                   82,581

Companhia Vale do Rio Doce, ADR                                                                   1,600                   43,824

Petroleo Brasileiro, ADR                                                                          6,200                  164,114

Tele Celular Sul Participacoes, ADR                                                               3,100                   41,385

Tele Norte Leste Participacoes, ADR                                                               5,468                   68,678

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                     2,180                   72,049

Ultrapar Participacoes, ADR                                                                       5,900                   54,870

Uniao de Bancos Brasileiros, GDR                                                                  3,900                   95,355

Votorantim Celulose e Papel, ADR                                                                  1,600  (a)              29,984

                                                                                                                         688,930

CHILE--.7%

Quinenco, ADR                                                                                    11,100  (a)              67,488

CHINA--2.8%

PetroChina, Cl. H                                                                               290,000                   59,863

PetroChina, Cl. H, ADR                                                                              850                   17,782

Qingling Motors, Cl. H                                                                          284,000                   48,429

Shandong International Power Development, Cl. H                                                 152,000                   37,613

Sinopec Shanghai Petrochemical                                                                  115,000                   15,629

Sinopec Yizheng Chemical Fibre, Cl. H                                                           600,700                   90,111

                                                                                                                         269,427

CROATIA--.9%

Pliva d.d., GDR                                                                                   5,900  (b)              84,370

CZECH REPUBLIC--.5%

Ceske Energeticke Zavody                                                                         21,000                   45,599

EGYPT--2.2%

Commercial International Bank, GDR                                                               13,100  (b)              85,019

Misr International Bank, GDR                                                                      6,687  (b)              15,547

Orascom Construction Industries                                                                   4,825                   31,767

Paints & Chemical Industries, GDR                                                                 7,500  (b)               6,188

Suez Cement, GDR                                                                                  9,292  (b)              70,991

                                                                                                                         209,512


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

HONG KONG--2.4%

Brilliance China Automotive                                                                     224,500                   37,419

CNOOC                                                                                            14,300                   17,784

CNOOC, ADR                                                                                          850                   21,080

China Mobile (Hong Kong)                                                                          4,000  (a)              12,360

China Mobile (Hong Kong), ADR                                                                     4,900  (a)              75,705

China Pharmaceutical Enterprise and Investment                                                  191,000  (a)              22,285

Mandarin Oriental International                                                                  26,000                   10,920

Shanghai Industrial                                                                              17,000                   34,329

                                                                                                                         231,882

HUNGARY--2.2%

EGIS                                                                                                725                   38,273

MOL Magyar Olaj--es Gazipari                                                                      3,000                   53,149

Magyar Tavkozlesi                                                                                20,900                   72,558

OTP Bank                                                                                          6,000                   46,170

                                                                                                                         210,150

INDIA--9.2%

BSES, GDR                                                                                         4,700  (b)              68,197

Bajaj Auto, GDR                                                                                   9,400  (b)              90,945

Gas Authority of India, GDR                                                                       9,400  (b)              83,895

Grasim Industries, GDR                                                                            6,000  (b)              36,750

Hindalco Industries, GDR                                                                          1,000  (b)              17,400

ICICI, ADR                                                                                        6,000                   48,720

Indian Hotels                                                                                    11,400                   38,802

Mahanagar Telephone Nigam, ADR                                                                   27,900  (a)             166,005

Mahindra & Mahindra, GDR                                                                         27,850  (b)              66,840

NIIT                                                                                              2,600                   11,954

Reliance Industries                                                                              12,000                   73,018

State Bank of India, GDR                                                                          7,600  (b)              92,340

Tata Engineering & Locomotive, GDR                                                               30,400  (a,b)            75,696

                                                                                                                         870,562

INDONESIA--2.0%

PT Indofood Sukses Makmur                                                                       712,000                   57,975

PT Indonesian Satellite                                                                          30,000                   30,992

PT Indonesian Satellite, ADR                                                                      1,700                   17,595

PT Telekomunikasi Indonesia                                                                     161,000                   66,776

PT Telekomunikasi Indonesia, ADR                                                                  2,700                   22,545

                                                                                                                         195,883

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

ISRAEL--2.4%

AudioCodes                                                                                        7,800  (a)              26,520

Bank Hapoalim                                                                                    88,300                  160,545

ECI Telecom                                                                                       9,300  (a)              37,851

                                                                                                                         224,916

MALAYSIA--2.7%

Berjaya Sports Toto                                                                              24,000                   50,526

Genting                                                                                          10,100                   36,945

Malaysia International Shipping                                                                  38,500                   70,921

Sime Darby                                                                                       70,800                   94,089

                                                                                                                         252,481

MEXICO--9.7%

Alfa, Ser. A                                                                                     41,700                   66,030

Apasco                                                                                           15,700                  102,001

Cemex                                                                                            11,100                   65,267

Consorcio ARA                                                                                    14,800  (a)              30,020

Controladora Comercial Mexicana (Units)                                                          76,300                   68,579

Desc, Ser. B                                                                                    174,600                  106,558

Grupo Continental                                                                                33,000                   60,383

Kimberly-Clark de Mexico, Ser. A                                                                 45,600                  153,822

Pepsi-Gemex, GDR                                                                                  7,300  (a)              62,050

Telefonos de Mexico, Cl. L, ADR                                                                   5,100                  205,989

                                                                                                                         920,699

PANAMA--.7%

Banco Latinoamericano de Exportaciones, Cl. E                                                     2,950                   64,753

PHILIPPINES--2.8%

ABS-CBN Broadcasting                                                                             27,000                   17,728

Bank of the Philippine Islands                                                                   22,800                   29,941

La Tondena Distillers                                                                            16,500                   7,519

Manila Electric, Cl. B                                                                          147,900  (a)             128,999

Philippine Long Distance Telephone                                                                4,800                   50,333

Philippine Long Distance Telephone, ADR                                                           2,350                   24,440

Universal Robina                                                                                 55,000                    5,174

                                                                                                                         264,134

POLAND--2.2%

KGHM Polska Miedz                                                                                30,330                  108,849

Polski Koncern Naftowy Orlen                                                                     10,457                   47,451

Powszechny Bank Kredytowy                                                                           875                   52,372

                                                                                                                         208,672


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

RUSSIA--.9%

LUKOIL, ADR                                                                                       1,500                   88,500

SOUTH AFRICA--6.4%

ABSA                                                                                             35,500                   79,167

Aveng                                                                                            78,700                   48,559

Bidvest Group                                                                                    12,800                   47,161

Edgars Consolidated Stores                                                                        8,250                   17,525

Foschini                                                                                         50,300                   31,036

Metro Cash and Carry                                                                            221,809  (a)              35,583

Nampak                                                                                          109,700                  111,199

Nedcor                                                                                           12,000                  121,639

Sage                                                                                             10,927                    6,742

Tiger Brands                                                                                     18,100                  100,511

Woolworths                                                                                       29,600                   10,045

                                                                                                                         609,167

SOUTH KOREA--12.9%

Cheil Jedang                                                                                      1,500                   69,327

Hyundai Motor                                                                                       400                   12,405

Kookmin Bank, ADR                                                                                 3,542                  149,240

Korea Electric Power                                                                             12,100                  236,142

Korea Exchange Bank Credit Services                                                               2,000                   55,295

Korea Fine Chemical                                                                               1,000                   15,772

Korea Telecom, ADR                                                                                3,700                   88,726

Pohang Iron & Steel                                                                               1,040                  108,563

Pohang Iron & Steel, ADR                                                                          1,500                   39,225

SK                                                                                               13,000                  185,363

Samsung                                                                                           7,360                   69,870

Samsung Electronics                                                                                 300                   81,127

Samsung SDI                                                                                         750                   64,107

Samsung SDI, GDR                                                                                  2,000  (b)              42,000

                                                                                                                       1,217,162

TAIWAN--7.0%

Advanced Semiconductor Engineering                                                               53,440  (a)              53,043

Bank Sinopac                                                                                    226,000  (a)              97,614

China Motor                                                                                      54,000                   40,315

China Steel                                                                                      96,000                   45,309

China Steel, GDR                                                                                  2,626                   25,129

Compal Electronics                                                                               43,500                   58,108

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

TAIWAN (CONTINUED)

Elan Microelectronics                                                                            41,300                   56,705

Nan Ya Plastic                                                                                   68,850                   71,883

Nien Hsing Textile                                                                               38,400  (a)              27,130

Standard Foods Taiwan                                                                            42,400                   10,673

Taiwan Cellular                                                                                  44,000  (a)              55,629

United Microelectronics                                                                          80,000  (a)             121,281

                                                                                                                         662,819

THAILAND--2.6%

Hana Microelectronics                                                                            27,100                   53,796

PTT Exploration and Production                                                                   20,600                   57,675

Siam Commercial Bank                                                                            101,000  (a)              56,787

Thai Farmers Bank                                                                               129,000  (a)              75,491

                                                                                                                         243,749

TURKEY--1.4%

Akcansa Cimento                                                                               6,973,400                   48,936

Hurriyet Gazetecilik ve Matbaacilik                                                           8,702,288  (a)              34,432

Turk Ekonomi Bankasi, GDR                                                                         3,900  (a,b)             6,923

Yapi ve Kredi Bankasi                                                                        14,624,000  (a)              43,124

                                                                                                                         133,415

UNITED KINGDOM--2.8%

Dimension Data                                                                                   66,900  (a)              55,301

Old Mutual                                                                                      101,500                  147,551

South African Breweries                                                                           8,700                   60,818

                                                                                                                         263,670

TOTAL COMMON STOCKS

   (cost $7,583,161)                                                                                                   8,063,921


PREFERRED STOCKS--1.5%                                                                         Shares                  Value ($)
--------------------------------------------------------------------------------

BRAZIL:

Companhia Energetica de Minas Gerais                                                            5,870                    87,356

Companhia Vale do Rio Doce, ADR                                                                 2,000                    53,000

TOTAL PREFERRED STOCKS

   (cost $129,586)                                                                                                       140,356
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.68%, 5/23/2002

   (cost $299,272)                                                                              300,000                  299,265
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,012,019)                                                               89.8%                8,503,542

CASH AND RECEIVABLES (NET)                                                                        10.2%                  969,995

NET ASSETS                                                                                       100.0%                9,473,537

(A) NON-INCOME PRODUCING.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2002, THESE SECURITIES AMOUNTED TO $843,101 OR 8.9% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,012,019    8,503,542

Cash                                                                    250,255

Cash denominated in foreign currencies                    599,125       600,282

Receivable for shares of Common Stock subscribed                        224,751

Dividends receivable                                                     20,446

Prepaid expenses                                                         28,819

                                                                      9,628,095
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             3,715

Payable for investment securities purchased                              82,849

Payable for shares of Common Stock redeemed                               7,573

Accrued expenses                                                         60,421

                                                                        154,558
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,473,537
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,147,954

Accumulated undistributed investment income--net                         17,900

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                      (1,184,518)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      492,201
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,473,537

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        6,615,301            1,770,388            1,039,570               40,713                7,565

Shares Outstanding                      614,673              170,058               99,369                3,774                  716
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.76                10.41                10.46                10.79                10.57

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,560 foreign taxes withheld at source)         64,721

Interest                                                                 3,298

TOTAL INCOME                                                            68,019

EXPENSES:

Management fee--Note 3(a)                                               26,979

Custodian fees                                                          47,972

Registration fees                                                       20,774

Shareholder servicing costs--Note 3(c)                                  11,321

Prospectus and shareholders' reports                                     9,982

Auditing fees                                                            8,156

Distribution fees--Note 3(b)                                             6,684

Directors' fees and expenses--Note 3(d)                                    399

Legal fees                                                                 313

Loan commitment fees--Note 2                                                26

TOTAL EXPENSES                                                         132,606

Less--expense reimbursement from
  The Dreyfus Corporation due to undertaking--Note 3(a)                (77,353)

NET EXPENSES                                                            55,253

INVESTMENT INCOME--NET                                                  12,766
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           (88,656)

Net realized gain (loss) on forward currency exchange contracts         (3,695)

NET REALIZED GAIN (LOSS)                                               (92,351)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  1,341,172

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,248,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,261,587

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2002           Year Ended

                                              (Unaudited)   September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment Income--net                             12,766                5,134

Net realized gain (loss) on investments           (92,351)          (1,107,072)

Net unrealized appreciation (depreciation)
   on investments                               1,341,172              (62,891)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,261,587           (1,164,829)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --             (246,099)

Class B shares                                         --             (187,786)

Class C shares                                         --              (86,726)

Class R shares                                         --               (4,852)

Class T shares                                         --                 (101)

TOTAL DIVIDENDS                                        --             (525,564)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,544,442              892,013

Class B shares                                  1,315,217              167,930

Class C shares                                    486,425              162,596

Class R shares                                     26,750                1,000

Class T shares                                      8,944                  --

Dividends reinvested:

Class A shares                                         --              215,772

Class B shares                                         --              171,042

Class C shares                                         --               59,015

Class R shares                                         --                  136

Class T shares                                         --                  101

Cost of shares redeemed:

Class A shares                                 (4,889,237)          (1,198,226)

Class B shares                                   (638,948)            (648,563)

Class C shares                                    (88,160)            (168,589)

Class R shares                                         --              (16,822)

Class T shares                                    (2,916)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             5,762,517              (362,595)

TOTAL INCREASE (DECREASE) IN NET ASSETS        7,024,104            (2,052,988)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             2,449,433            4,502,421

END OF PERIOD                                   9,473,537            2,449,433


SEE NOTES TO FINANCIAL STATEMENTS.

                                         Six Months Ended

                                           March 31, 2002           Year Ended

                                              (Unaudited)   September 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       933,715               91,916

Shares issued for dividends reinvested                 --               22,713

Shares redeemed                                  (477,996)            (124,142)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     455,719               (9,513)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       131,953               18,624

Shares issued for dividends reinvested                 --               18,411

Shares redeemed                                   (62,981)             (68,500)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      68,972              (31,465)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        50,456               16,904

Shares issued for dividends reinvested                 --                6,325

Shares redeemed                                    (9,305)             (19,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,151                4,061
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         2,574                   86

Shares issued for dividends reinvested                 --                   14

Shares redeemed                                        --               (1,878)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,574               (1,778)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           944                  --

Shares issued for dividends reinvested                 --                   11

Shares redeemed                                     (302)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         642                   11

(A) DURING THE PERIOD ENDED MARCH 31, 2002, 2,896 CLASS B SHARES REPRESENTING $30,189 WERE AUTOMATICALLY CONVERTED TO 2,802 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 4,422 CLASS B SHARES REPRESENTING $40,683 WERE AUTOMATICALLY CONVERTED TO 4,314 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                     Six Months Ended

                                                 March 31, 2002                             Year Ended September 30,
                                                                            --------------------------------------------------

CLASS A SHARES                                       (Unaudited)            2001           2000          1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        7.77           12.67          11.75           7.24         12.50

Investment Operations:

Investment income (loss)--net                             .04(b)          .06(b)       (.03)(b)         (.04)(b)         .04

Net realized and unrealized gain (loss)
   on investments                                           2.95          (3.38)            .95            4.62        (5.30)

Total from Investment Operations                            2.99          (3.32)            .92            4.58        (5.26)

Distributions:

Dividends from investment income--net                         --             --              --            (.07)          --

Dividends from net realized gain
   on investments                                             --          (1.58)             --               --          --

Total Distributions                                           --          (1.58)             --            (.07)          --

Net asset value, end of period                             10.76           7.77            12.67          11.75          7.24
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     38.48(d)         (28.51)            7.91          63.71         (42.08)(d)
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 1.12(d)             2.25            2.25           2.25         1.15(d)

Ratio of net investment income (loss)
   to average net assets                                 .38(d)              .62            (.17)          (.37)         .35(d)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                           1.63(d)             3.85            2.21           7.26         2.44(d)

Portfolio Turnover Rate                                26.35(d)           137.83          140.07         194.20       234.00(d)
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  6,615               1,235           2,135          1,622           822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                 Six Months Ended

                                                   March 31, 2002                            Year Ended September 30,
                                                                              --------------------------------------------------

CLASS B SHARES                                         (Unaudited)            2001           2000         1999       1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          7.55           12.46          11.64          7.21         12.50

Investment Operations:

Investment income (loss)--net                               .01(b)         (.04)(b)       (.10)(b)       (.12)(b)        .00(c)

Net realized and unrealized gain (loss)
   on investments                                             2.85           (3.29)           .92         4.59          (5.29)

Total from Investment Operations                              2.86           (3.33)           .82         4.47          (5.29)

Distributions:

Dividends from investment income--net                           --              --             --         (.04)            --

Dividends from net realized gain
   on investments                                               --           (1.58)            --            --            --

Total Distributions                                             --           (1.58)            --         (.04)            --

Net asset value, end of period                               10.41            7.55          12.46         11.64          7.21
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                       37.88(e)         (29.07)           7.04         62.29         (42.32)(e)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.50(e)            3.00           3.00          3.00          1.54(e)

Ratio of net investment income (loss)
   to average net assets                                    .15(e)            (.39)          (.65)        (1.10)        (.04)(e)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                              2.01(e)            3.64           2.19          7.60          2.48(e)

Portfolio Turnover Rate                                   26.35(e)          137.83         140.07        194.20        234.00(e)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,770              763          1,651           578           120

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     Six Months Ended

                                                       March 31, 2002                              Year Ended September 30,
                                                                                  --------------------------------------------------

CLASS C SHARES                                             (Unaudited)            2001           2000         1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              7.58           12.50          11.68         7.21         12.50

Investment Operations:

Investment income (loss)--net                                   .02(b)        (.02)(b)       (.08)(b)      (.11)(b)        .00(c)

Net realized and unrealized gain (loss)
   on investments                                                 2.86          (3.32)            .90         4.61         (5.29)

Total from Investment Operations                                  2.88          (3.34)            .82         4.50         (5.29)

Distributions:

Dividends from investment income--net                               --             --              --         (.03)           --

Dividends from net realized gain
   on investments                                                   --          (1.58)             --            --           --

Total Distributions                                                 --          (1.58)             --         (.03)           --

Net asset value, end of period                                   10.46           7.58           12.50        11.68          7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                           38.00(e)         (29.12)           7.11         62.59       (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.50(e)            3.00            3.00         3.00         1.53(e)

Ratio of net investment income (loss)
   to average net assets                                        .21(e)           (.16)            (.50)       (1.21)       (.03)(e)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                  2.00(e)            3.88            2.12         7.65         2.43(e)

Portfolio Turnover Rate                                       26.35(e)          137.83          140.07       194.20       234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          1,040               441             677          389          115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            March 31, 2002                             Year Ended September 30,
                                                                       --------------------------------------------------

CLASS R SHARES                                  (Unaudited)            2001           2000          1999         1998(a)
-------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   7.80           12.73          11.77           7.25         12.50

Investment Operations:

Investment income (loss)--net                        .05(b)          .01(b)        (.01)(b)       (.01)(b)          .05

Net realized and unrealized gain (loss)
   on investments                                      2.94          (3.36)            .97           4.61         (5.30)

Total from Investment Operations                       2.99          (3.35)            .96           4.60         (5.25)

Distributions:

Dividends from investment income--net                    --             --              --           (.08)          --

Dividends from net realized gain
   on investments                                        --          (1.58)             --              --          --

Total Distributions                                      --          (1.58)             --           (.08)           --

Net asset value, end of period                        10.79           7.80           12.73          11.77          7.25
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   38.33(c)         (28.56)           8.16          64.01         (42.00)(c)
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             1.00(c)            2.00           2.00           2.00            1.03(c)

Ratio of net investment income (loss)
   to average net assets                             .57(c)             .11           (.05)          (.08)            .47(c)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                       1.80(c)            3.02           2.22           6.93            2.44(c)

Portfolio Turnover Rate                            26.35(c)          137.83         140.07         194.20          234.00(c)
-------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 41                  9            38             133            116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       Six Months Ended

                                                                         March 31, 2002               Year Ended September 30,
                                                                                                        -----------------------

CLASS T SHARES                                                               (Unaudited)                2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                7.65               12.58           15.75

Investment Operations:

Investment income (loss)--net                                                     .01(b)               .04(b)         (.08)(b)

Net realized and unrealized gain (loss)
   on investments                                                                   2.91               (3.39)           (3.09)

Total from Investment Operations                                                    2.92               (3.35)           (3.17)

Distributions:

Dividends from net realized gain
   on investments                                                                     --               (1.58)              --

Net asset value, end of period                                                     10.57                7.65            12.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                37.99(d)           (28.76)          (20.19)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            1.25(d)              2.50             1.66(d)

Ratio of net investment income (loss)
   to average net assets                                                            .07(d)               .41            (.53)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                         5.39(d)              6.12             1.28(d)

Portfolio Turnover Rate                                                           26.35(d)            137.83           140.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  8  1               1


(A)  FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $54 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this
arrangement    is    included    in    interest    income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $134,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 2001 through September 30, 2002, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $77,353 during the period ended March 31, 2002.

The Distributor retained $2,126 during the period ended March 31, 2002 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan, (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average  daily  net  assets  of  Class B and Class C shares and .25 of 1% of the
value    of    the    average    daily    net    assets    of    Class    T

shares. During the period ended March 31, 2002, Class B, Class C and Class T shares were charged $4,119, $2,561 and $4, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2002, Class A, Class B, Class C and Class T shares were charged $3,145, $1,373, $854 and $4, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $2,750 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

 The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 2002, amounted to $5,574,338 and $1,061,246, respectively.

The following summarizes open forward currency exchange contracts at March 31, 2002:

                                      Foreign
Forward Currency                     Currency                                                                   Unrealized
    Exchange Contracts                Amounts               Cost ($)                         Value ($)         Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Hong Kong Dollar
    expiring 4/2/2002                 123,338                 15,814                           15,814                  --

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.


At March 31, 2002, accumulated net unrealized appreciation on investments was $491,523, consisting of $836,575 gross unrealized appreciation and $345,052 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  329SA0302